Exhibit 99.1

NEWS RELEASE

ImmunityBio Appoints John Brennan and Wesley Clark to Board of Directors

CULVER CITY, Calif., February 24, 2021 — ImmunityBio, Inc., a privately-held immunotherapy company, today announced the appointment of John Brennan, former Central Intelligence Agency Director, and Wesley Clark, retired U.S. Army General, to the company’s board of directors, effective immediately.

With the appointment of Messrs. Brennan and Clark, the company’s board expands to four directors, including Christobel Selecky, who was appointed to the board in August 2020, and Patrick Soon-Shiong, MD, Chairman and CEO of ImmunityBio. All four directors are expected to serve on the combined board of ImmunityBio and NantKwest (Nasdaq: NK) upon completion of the pending merger.

“As we expand our activities in today’s dynamic global environment, and make progress toward closing the NantKwest merger, assembling an outstanding Board to help oversee the continued execution of our strategy has been a top priority,” said Dr. Soon-Shiong. “We are excited to welcome John and Wesley to the ImmunityBio Board and look forward to benefiting from their significant international and government experience.”

“I am excited to join ImmunityBio at this important time for the company,” said Mr. Brennan. “ImmunityBio is doing pioneering work across oncology and infectious disease, and is poised to accelerate its progress when it joins together with NantKwest.”

Mr. Clark stated, “ImmunityBio is a unique company with a promising pipeline and multiple opportunities to deliver breakthrough advances. I am honored to begin working with Patrick and the rest of the Board and management team, leveraging my global expertise as the company enters its next phase.”

About John Brennan

Mr. Brennan served for 25 years in a variety of roles at the CIA, rising from analyst to station chief, and finally being appointed as the agency’s Director by President Barack Obama. He also served as Deputy National Security Advisor for Homeland Security and Counterterrorism. Brennan earned a Bachelor of Arts degree from Fordham University, and is a Distinguished Fellow at the Fordham University Law School. He earned a Master of Arts from the University of Texas at Austin, where he currently serves as a Distinguished Non-Resident Scholar and a senior advisor to the University’s Intelligence Studies Projects.

About Wesley Clark

General Clark served for 34 years in the U.S. Army, rising through the ranks to earn his fourth star as a full general in 1996. He served as the Supreme Allied Commander Europe of NATO where he commanded Operation Allied Force in the Kosovo War. Highly decorated throughout his career, Gen. Clark was awarded the U.S. Presidential Medal of Freedom by President Bill Clinton. He is a graduate of the U.S. Military Academy at West Point, where he was class valedictorian. After graduating from West Point, General Clark was awarded a Rhodes Scholarship to the University of Oxford where he earned degrees in Philosophy, Politics and Economics. He earned a master’s degree in military science from the Command and General Staff College. General runs Wesley K. Clark and Associates consulting firm and is Chairman and CEO of Enverra, a boutique investment bank.

About Christobel Selecky

Ms. Selecky is a chief executive, entrepreneur and board member with more than 30 years of healthcare industry experience. Ms. Selecky held several leadership positions over her 14-year career at FHP International Corporation, including as President of the FHP California Health Plan. She subsequently co-founded, and served as President, CEO, and Executive Chairman of LifeMasters Supported SelfCare, a national leader in the field of disease and population health management. Ms. Selecky serves on corporate and not-for-profit boards of directors and, as a consultant helping improve patient engagement, population health outcomes, and healthcare cost management. In addition to ImmunityBio, she currently serves on the Boards of Directors of Paris-based Teleperformance, Satellite Healthcare, and Griswold Home Care. She is active in several board governance organizations such as NACD and Women Corporate Directors and is also a lecturer in Healthcare Entrepreneurship in the MBA program at the University of California, Irvine.

NantKwest Transaction

As previously announced on December 21, 2020, ImmunityBio entered into an agreement to combine in a stock-for-stock transaction with NantKwest. The combination, which is expected to close in the first half of 2021, will create a leading immunotherapy and cell therapy company focused on oncology and infectious disease.

About ImmunityBio

ImmunityBio, Inc. is a late-clinical-stage immunotherapy company developing next-generation therapies that drive immunogenic mechanisms for defeating cancers and infectious diseases. The company’s immunotherapy platform activates both the innate (natural killer cell and macrophage) and adaptive (T-cell) immune systems to create long-term “immunological memory.” This novel approach is designed to eliminate the need for high-dose chemotherapy, improve upon the outcomes of current CAR T-cell therapies, and extend beyond checkpoint inhibitors.

ImmunityBio’s platform is based on the foundation of three separate modalities: antibody cytokine fusion proteins, synthetic immunomodulators, and second-generation human adenovirus (hAd5) vaccine technologies.

Anktiva™ (ImmunityBio’s lead cytokine infusion protein) is a novel interleukin-15 (IL-15) superagonist complex and has received Breakthrough Therapy and Fast Track Designations from the U.S. Food and Drug Administration (FDA) for BCG-unresponsive CIS non-muscle invasive bladder cancer (NMIBC). The company is also in Phase 2 or 3 trials for indications such as first- and second-line lung cancer, triple-negative breast cancer, metastatic pancreatic cancer, recurrent glioblastoma, and soft tissue sarcoma in combination with the company’s synthetic immune modulator (Aldoxorubicin).

ImmunityBio is also developing therapies, including vaccines, for the prevention and treatment of HIV, influenza, and the coronavirus SARS-CoV-2 with its second-generation human adenovirus (hAd5) vaccine technologies.

Forward-Looking Statements

This communication contains forward-looking statements relating to the proposed transaction involving NantKwest, Inc. (“NantKwest”) and ImmunityBio, Inc. (“ImmunityBio”), including financial estimates and statements as to the expected timing, completion and effects of the proposed transaction and statements relating to NantKwest and ImmunityBio’s future success in improving the treatment of various diseases and illnesses, including, but not limited to COVID-19 and cancer. Statements in this communication that are not statements of historical fact are considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which are usually identified by the use of words such as “anticipates,” “believes,” “continues”, “could”, “estimates,” “expects,” “intends,” “may,” “plans,” “potential”, “predicts”, “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions. These forward-looking statements are neither forecasts, promises nor guarantees, and are based on the current beliefs of NantKwest’s management and ImmunityBio’s management as well as assumptions made by and information currently available to NantKwest and ImmunityBio. Such statements reflect the current views of NantKwest and ImmunityBio with respect to future events and are subject to known and unknown risks, including business, regulatory, economic and competitive risks, uncertainties, contingencies and assumptions about NantKwest and ImmunityBio, including, without limitation, (i) inability to complete the proposed transaction because, among other reasons, conditions to the closing of the proposed transaction may not be satisfied or waived, (ii) uncertainty as to the timing of completion of the proposed transaction, (iii) potential adverse effects or changes to relationships with employees, suppliers or other parties resulting from the announcement or completion of the proposed transaction, (iv) the outcome of any legal proceedings that may be instituted against the parties and others related to the potential transaction between NantKwest and ImmunityBio, (v) possible disruptions from the proposed transaction that could harm NantKwest’s or ImmunityBio’s respective business, including current plans and operations, (vi) unexpected costs, charges or expenses resulting from the proposed transaction, (vii) uncertainty of the expected financial performance of the combined company following completion of the proposed transaction, including the possibility that the expected synergies and value creation from the proposed transaction will not be realized or will not be realized within the expected time period, (viii) the ability of each of NantKwest or ImmunityBio to continue its planned preclinical and clinical development of its respective development programs, and the timing and success of any such continued preclinical and clinical development and planned regulatory submissions, (ix) inability to retain and hire key personnel, and (x) the unknown future impact of the COVID-19 pandemic delay on certain clinical trial milestones and/or NantKwest’s or ImmunityBio’s operations or operating expenses. More details about these and other risks that may impact NantKwest’s business are described under the heading “Risk Factors” in NantKwest’s most recent Quarterly Report on Form 10-Q and Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (“SEC”) and in subsequent filings made by NantKwest with the SEC, which are available on the SEC’s website at www.sec.gov. NantKwest and ImmunityBio caution you not to place undue reliance on any forward-looking statements, which speak only as of the date hereof. NantKwest and ImmunityBio do not undertake any duty to update any forward-looking statement or other information in this communication, except to the extent required by law. No representation is made as to the safety or effectiveness of these product candidates for the therapeutic use for which such product candidates are being studied.

Certain information contained in this communication relates to or is based on studies, publications, surveys and other data obtained from third-party sources and NantKwest’s and ImmunityBio’s own internal estimates and research. While NantKwest and ImmunityBio believe these third-party sources to be reliable as of the date of this communication, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, all of the market data included in this communication involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while NantKwest and ImmunityBio each believes its own internal research is reliable, such research has not verified by any independent source.

No Offer or Solicitation

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to buy, sell or solicit any securities or any proxy, vote or approval in any jurisdiction pursuant to or in connection with the proposed transaction or otherwise, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be deemed to be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Additional Information and Where to Find It

In connection with the proposed transaction, NantKwest filed with the SEC a registration statement on Form S-4, which included a prospectus and joint proxy / solicitation statement of NantKwest and ImmunityBio (the “solicitation statement/prospectus”). The registration statement was declared effective on February 1, 2021 and the solicitation statement/prospectus was first mailed to stockholders of NantKwest on or about February 5, 2021. NantKwest may also file other documents regarding the proposed transaction with the SEC. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication is not intended to be, and is not, a substitute for such filings or for any other document that NantKwest may file with the SEC in connection with the proposed transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE ENTIRE REGISTRATION STATEMENT AND SOLICITATION STATEMENT / PROSPECTUS, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders are able to obtain free copies of the registration statement and solicitation statement/prospectus and other documents once they are filed with the SEC by NantKwest through the website maintained by the SEC at www.sec.gov. In addition, investors and security holders are able to obtain free copies of the prospectus and other documents filed with the SEC on NantKwest’s website at www.ir.nantkwest.com.

Participants in the Solicitation

NantKwest and certain of its respective directors and executive officers may be deemed to be participants in the solicitation of proxies from stockholders of NantKwest in connection with the proposed transaction under the rules of the SEC. Investors may obtain information regarding the names, affiliations and interests of directors and executive officers of NantKwest in NantKwest’s proxy statement for its 2020 annual meeting of stockholders, which was filed with the SEC on April 24, 2020, as well as its other filings with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are included in the registration statement, solicitation statement / prospectus and other relevant materials to be filed with the SEC by NantKwest regarding the proposed transaction (if and when they become available). You may obtain free copies of these documents at the SEC’s website at www.sec.gov. Copies of documents filed with the SEC will also be available free of charge from NantKwest using the sources indicated above.

Contacts

Investors

Sarah Singleton

NantKwest, Inc.

844-696-5235, Option 5

Media

Amy Jobe, Ph.D.

LifeSci Communications

315-879-8192

ajobe@lifescicomms.com

4